Investment Strategy - STKd 100% Bitcoin & 100% Gold ETF	Oct. 23, 2025
Prospectus [Line Items]
Strategy Narrative [Text Block]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and instruments that provide exposure to gold and bitcoin. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.
Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and instruments that provide exposure to gold and bitcoin. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.